EXHIBIT 21

NEWS LIMITED	Australia
3MMedia Pty. Limited	Australia
A.C.N. 000 024 028 Pty. Limited	Australia
A.C.N. 075 969 265 Pty. Limited	Australia
A.C.N. 105 222 026 Pty. Limited	Australia
A.C.N. 122 041 230 Pty. Limited	Australia
A.N. Investments Pty. Limited	Australia
Advertiser Newspapers Pty. Limited	Australia
Advertiser-News Weekend Publishing Company Pty. Limited	Australia
Allied Press Limited	Papua New Guinea
Altowin S.A.	Belgium
ALW Pty. Limited	Australia
atHome Group S.A.	Luxembourg
atHome International S.A.	Luxembourg
Australian Indoor Tennis Championships Pty. Limited	Australia
Australian Local Search Pty. Limited	Australia
Australian News Network Pty. Limited	Australia
AWKO Pty. Limited	Australia
Ayr Newspapers Pty. Limited	Australia
B.B.A.C. Pty. Limited	Australia
BB Sports Pty. Limited	Australia
Binni Pty. Limited	Australia
Bookcraft Printing Pty. Limited	Australia
Brisbane Broncos Ltd	Australia
Cable Media Investment Pty. Limited	Australia
Careerone Pty. Limited	Australia
Careerone Services Pty. Limited	Australia
Carlholt (A.C.T.) Pty. Limited	Australia
Carlholt Holdings Pty. Limited	Australia
Carlholt Investments Australia Pty. Limited	Australia
Carlholt Investments Pty. Limited	Australia
Carlholt Nominees Pty. Limited	Australia
casa.it Srl	Italy
Central Coast Publications Pty. Limited	Australia
Chesterland Pty. Limited	Australia
Computer Paper Pty. Limited	Australia
Control Investments Pty. Limited	Australia
Courier Newspaper Holdings Pty Limited	Australia
Courier Newspaper Management Holdings Pty Limited	Australia
Courier Newspaper Operations Pty Ltd	Australia
Courier Newspaper Quest Pty Ltd	Australia
Cumberland Printers Pty. Limited	Australia
Daventchell Pty. Limited	Australia
Davies Brothers Pty. Limited	Australia
Double Bay Newspapers Pty Ltd	Australia
Duvir Holdings Pty. Limited	Australia
E-Port Internet Services Pty. Limited	Australia
Eastrise Profits Limited	British Virgin Islands
EP Securities Pty. Limited	Australia
F.T.H. Properties Limited	Fiji
Fiji Times Limited	Fiji
Geelong Advertiser (Holdings) Pty. Limited	Australia
Geelong Newspapers Holdings Pty Ltd	Australia
Geelong Newspapers Pty. Limited	Australia
General Newspapers Pty Ltd	Australia
GoFish Online Services Pty. Limited	Australia
Gold Coast Publications Pty. Limited	Australia
HomeGuru Pty Ltd.	Australia
Hub Online Global Pty. Ltd	Australia

HWT (N.S.W.) Pty. Limited	Australia
IPKO Pty. Limited	Australia
Karlholt Australia Pty. Limited	Australia
Karlholt Pty. Limited	Australia
Leader Associated Newspapers Pty. Limited	Australia
Leader Media Group Pty. Limited	Australia
League Merchandising Pty. Limited	Australia
Learning Seat Pty. Ltd.	Australia
Leteno Pty. Limited	Australia
Lisrich Pty. Limited	Australia
Local Search Technologies Limited	Ireland
Lower Burdekin Newspaper Company Pty. Limited	Australia
Melbourne Storm Rugby League Club Limited	Australia
Messenger Press Proprietary Limited	Australia
Mirror Newspapers Pty. Limited	Australia
Moshtix Pty Ltd	Australia
N.Q.N. Investments Pty. Limited	Australia
NAH Finance Pty Limited	Australia
National Rugby League Investments Pty. Limited	Australia
Nationwide News Pty. Limited	Australia
Nationwide Newspapers Pty. Limited	Australia
NetUS Pty. Ltd	Australia
Netwide Solutions Pty. Ltd	Australia
News (NAPI) Pty. Limited	Australia
News Australia Holdings Pty. Limited	Australia
News Australia Investments Pty Limited	Australia
News Broadcasting Australia Pty. Limited	Australia
News Classifieds Network (NCN) Pty. Limited	Australia
News Data Security Products Limited	Hong Kong
News Digital Media Pty Limited	Australia
News Finance (HK) Limited	Hong Kong
News Finance Pty.	Australia
News Group Holdings Pty. Limited	Australia
News Holdings Limited	Australia
News Magazines Operations Pty. Limited	Australia
News Magazines Pty. Limited	Australia
News Pay TV Pty. Limited	Australia
News Printing Limited	Hong Kong
News Publishers Holdings Pty. Limited	Australia
News Publishers Investments Pty. Limited	Australia
News Sports Programming Pty. Limited	Australia
News TV Magazines Pty. Limited	Australia
News U.S. Holdings Pty. Limited	Australia
Newscorp Music Pty. Limited	Australia
Newscorp Overseas Limited	Cayman Islands
Nine To Five (Aust) Pty Limited	Australia
Nine To Five (Holdings) Pty Limited	Australia
Nine To Five Magazine Pty. Limited	Australia
NL/HIA JV Pty Limited	Australia
Pacific Publications (Fiji) Limited	Fiji
Pay TV Management Pty Limited	Australia
Perth Print Pty. Limited	Australia
Point Out Productions Pty Ltd	Australia
Post Courier Limited	Papua New Guinea
Primemedia Limited	Hong Kong
Property Look Pty Limited	Australia
Property.com.au Pty Ltd	Australia
QP Developments Pty. Limited	Australia
QP Finance Pty. Limited	Australia
QP Investments Pty. Limited	Australia
QP Ventures Pty. Limited	Australia

Queensland Newspapers Pty. Limited	Australia
Queensland Press Pty. Limited	Australia
Quest Media Holdings Pty. Limited	Australia
REA Group Hong Kong Ltd	Hong Kong
REA Italia Srl	Italy
Realestate.com.au Financial Services Pty Ltd	Australia
Realestate.com.au Ltd	Australia
Rugby International Pty. Limited	Australia
SmartSource Marketing Limited	New Zealand
SmartSource Marketing Pty. Limited	Australia
South Pacific Post Pty Ltd	Papua New Guinea
Sparad (No 9) Pty. Limited	Australia
Square Foot Limited	Hong Kong
SRC Holdings Limited	Cayman Islands
Standard Newspapers Pty. Limited	Australia
STAR Australia Holdings Pty Limited	Australia
Star LLC Australia Pty. Limited	Australia
Suburban Publications Pty Limited	Australia
Sunshine Coast Publishing Pty Ltd	Australia
Super League Pty. Limited	Australia
Tejeku Pty. Limited	Australia
Telegraph Investment Australia Pty. Limited	Australia
Telegraph Investment Co Pty. Limited	Australia
Television Broadcasters Investments Pty. Ltd.	Australia
Terrace Investments Pty. Limited	Australia
The Cairns Post Proprietary Limited	Australia
The Courier-Mail Children’s Fund Pty. Limited	Australia
The Geelong Advertiser Pty. Limited	Australia
The Herald and Weekly Times Pty. Limited	Australia
The North Queensland Newspaper Company Pty. Limited	Australia
The Sydney Suburban Newspaper Company Pty. Limited	Australia
Times Publications Holdings Pty Limited	Australia
United Media Pty. Limited	Australia
Valimanda Pty. Limited	Australia
Web Effect Int. Pty. Limited	Australia
Wespre Pty. Limited	Australia
Winston Investments Pty. Limited	Australia
NEWSCORP INVESTMENTS	United Kingdom
Admacroft Limited	United Kingdom
Applied Decision Systems Limited	United Kingdom
Asserta Business Limited	United Kingdom
Asserta Home Limited	United Kingdom
Broadsystem Ventures Limited	United Kingdom
Canterpath Investments Limited	United Kingdom
Canterpath Limited	United Kingdom
Centrecore Limited	United Kingdom
Convoys Limited	United Kingdom
Convoys Pension Trustees Limited	United Kingdom
Delphi Internet Limited	United Kingdom
epartners UK Management Limited	United Kingdom
Eric Bemrose Limited	United Kingdom
Eric Bemrose Staff Pension Trustees Limited	United Kingdom
Eric Bemrose Works Pension Trustees Limited	United Kingdom
Festival Records International Limited	United Kingdom
Fox Interactive Media UK Limited	United Kingdom
Globrix New Homes Limited	United Kingdom
HDM Worboys Limited	United Kingdom
Integrated Solutions Development Limited	United Kingdom
Internet Property Finder Limited	United Kingdom
KIP Limited	United Kingdom
Lyntress Limited	United Kingdom

Media Debt Collections Limited	United Kingdom
MicroTrans Limited	United Kingdom
Milkround Holdings Limited	United Kingdom
Milkround Limited	United Kingdom
Milkround OnLine Ltd.	United Kingdom
Milkround.com Limited	United Kingdom
News (UK) Limited	United Kingdom
News 2026 Limited	United Kingdom
News 3003 Limited	United Kingdom
News 7007 Limited	United Kingdom
News Collins Holdings Limited	United Kingdom
News Collins Limited	United Kingdom
News Corp Europe Limited	United Kingdom
News Group Newspapers Limited	United Kingdom
News International (Advertisements) Limited	United Kingdom
News International Advertisements (Ireland) Limited	United Kingdom
News International Associated Services Limited	United Kingdom
News International Distribution Limited	United Kingdom
News International Holdings	United Kingdom
News International Limited	United Kingdom
News International Newspapers (Ireland) Limited	United Kingdom
News International Newspapers (Knowsley) Limited	United Kingdom
News International Newspapers (Scotland) Limited	United Kingdom
News International Newspapers Limited	United Kingdom
News International Pension Trustees Limited	United Kingdom
News International Publishers Limited	United Kingdom
News International Supply Company Limited	United Kingdom
News International Television Investment Company Limited	United Kingdom
News Investments UK Limited	United States of America
News Japan Programming Services	United Kingdom
News Magazines Holdings Limited	United Kingdom
News Magazines Limited	United Kingdom
News Magazines Plus Limited	United Kingdom
News NCH	United Kingdom
News Network Limited	United Kingdom
News Notes Limited	United Kingdom
News of the World Limited	United Kingdom
News Offset Limited	United Kingdom
News Outdoor Limited	United Kingdom
News Printers Assets Limited	United Kingdom
News Printers Group Limited	United Kingdom
News Printers Southern Limited	United Kingdom
News Promotions Limited	United Kingdom
News Property One Limited	United Kingdom
News Property Three Limited	United Kingdom
News Property Two Limited	United Kingdom
News Retail Services Limited	United Kingdom
News Telemedia Europe Limited	United Kingdom
News Television	United Kingdom
News Television Japan	United Kingdom
News Times Holdings Limited	United Kingdom
News UK Nominees Limited	United Kingdom
Newscorp Finance Limited	Cayman Islands
Newscorp Preference Limited	Cayman Islands
Newsett Limited	United Kingdom
Newsink Limited	United Kingdom
Newsprinters (Broxbourne) Limited	United Kingdom
Newsprinters (Eurocentral) Limited	United Kingdom
Newsprinters (Knowsley) Limited	United Kingdom
Newsprinters Limited	United Kingdom
NGN Editorial Pension Trustees Limited	United Kingdom

NGN Executive Pension Trustees Limited	United Kingdom
NGN Staff Pension Plan Trustees Limited	United Kingdom
NI Direct Limited	United Kingdom
NI Free Newspapers Limited	United Kingdom
NI Radio Limited	United Kingdom
NI Recruitment Holdings Limited	United Kingdom
NI Syndication Limited	United Kingdom
Northern Star Investments (No. 1) Limited	United Kingdom
Northern Star Investments Limited	United Kingdom
Ordinto Investments	United Kingdom
Propertyfinder Holdings Limited	United Kingdom
Propertyfinder Publications Limited	United Kingdom
Propertyfinder.co.uk Limited	United Kingdom
Radio Productions London Limited	United Kingdom
REA UK Limited	United Kingdom
Salcombe Securities Limited	United Kingdom
Satellite Marketing & Advertising Limited	United Kingdom
Secondpost Limited	United Kingdom
Secondpost.com Limited	United Kingdom
Sherlock Publications Ltd	United Kingdom
Sky Channel Limited	United Kingdom
Star Advertising Sales Limited	United Kingdom
The Sun Limited	United Kingdom
The Sunday Times Limited	United Kingdom
The Times Limited	United Kingdom
The Times Literary Supplement Limited	United Kingdom
The Times Pension Trusts Limited	United Kingdom
Times Crosswords Limited	United Kingdom
Times Media Limited	United Kingdom
Times Newspapers Holdings Limited	United Kingdom
Times Newspapers Limited	United Kingdom
Times Newspapers Production Company Limited	United Kingdom
TNL Pension Trustees Limited	United Kingdom
Tower Trustees Limited	United Kingdom
Virginia Three Limited	United Kingdom
Virginia Two Limited	United Kingdom
WorKazoo Limited	United Kingdom
Worldwide Learning Limited	United Kingdom
HARPERCOLLINS PUBLISHERS L.L.C.	United States of America
Editora Harper & Row de Brazil Ltda.	Brazil
HC Asia Company Limited	Hong Kong
The Zondervan Corporation L.L.C.	United States of America
Vida Publishers L.L.C.	United States of America
Zondervan (republica Dominicana) S.A	Dominican Republic
HARPERCOLLINS (UK)	United Kingdom
Cobuild Limited	United Kingdom
Collins Bartholomew Limited	United Kingdom
Collins Desktop Publishing Limited	New Zealand
Dolphin Bookclub Limited	United Kingdom
Fourth Estate Limited	United Kingdom
George Allen & Unwin (Publ) Limited	United Kingdom
HarperCollins Canada Limited	Canada
HarperCollins Investments (UK) Limited	United Kingdom
HarperCollins Publishers (Holdings) Pty. Limited	Australia
HarperCollins Publishers (New Zealand) Limited	New Zealand
HarperCollins Publishers Australia Pty. Limited	Australia
HarperCollins Publishers Holdings (New Zealand)	New Zealand
HarperCollins Publishers Limited	United Kingdom
HarperCollins Publishers Ltd	Canada
HarperCollins Publishers Pension Trustee Co. Limited	United Kingdom
Marshall Pickering Holdings Limited	United Kingdom

Pollokshields Printing Services Limited	United Kingdom
Thorsons Publishers Limited	United Kingdom
Thorsons Publishing Group Limited	United Kingdom
Times Books Group Limited	United Kingdom
Times Books Limited	United Kingdom
Unwin Hyman Limited	United Kingdom
William Collins Holdings Limited	United Kingdom
William Collins International Limited	United Kingdom
William Collins Sons & Company Limited	United Kingdom
NEWS PUBLISHING AUSTRALIA LIMITED	United States of America
American Sky Broadcasting L.L.C.	United States of America
ASkyB Holdings, Inc.	United States of America
Austair, Inc.	United States of America
Australian Finance Company Inc.	United States of America
Balkan News Finance, Inc.	United States of America
Broadsystem Incorporated	United States of America
Bronx Times Reporter, Inc.	United States of America
BSkyB Holdco, Inc.	United States of America
Carlholt Investments US Sub, Inc.	United States of America
CAVAN PUBLICATIONS INCORPORATED	United States of America
Courier-Life, Inc.	United States of America
DLO Corp.	United States of America
EFL Licensing, Inc.	United States of America
epartners limited	United States of America
epartners L.L.C.	United States of America
Evergreen Trading Company L.L.C.	United States of America
FEG Holdings, Inc.	United States of America
Fox Acquisition Sub, Inc.	United States of America
Fox Studios East, Inc.	United States of America
Fox TV 10 Holdings, Inc.	United States of America
Fox, Inc.	United States of America
Genuine Internet, Inc.	United States of America
HEIKO, L.L.C.	United States of America
Heritage Broadcasting Group, Inc.	United States of America
Heritage GP, Inc.	United States of America
Heritage Media L.L.C.	United States of America
Heritage Media Management, Inc.	United States of America
Heritage Media Services L.L.C.	United States of America
HMI Broadcasting Corporation	United States of America
Karlholt US Sub, Inc.	United States of America
KIHT, Inc.	United States of America
LJL Corp.	United States of America
Murdoch Publications Incorporated	United States of America
NAHI Real Estate Corporation	United States of America
NAI Media International Inc.	United States of America
NAPI G.P. Corp.	United States of America
NAPI-TVGOS, Inc.	United States of America
NAPI/WNS, Inc.	United States of America
NDS Holdco, Inc.	United States of America
New STAR US Holdings Subsidiary, LLC	United States of America
News Advertising Sales Incorporated	United States of America
News Air, Inc.	United States of America
News America DTH Leasing, Inc.	United States of America
News America Holdings Incorporated	United States of America
News America Incorporated	United States of America
News America Magazines, Inc.	United States of America
News America Marketing FSI L.L.C.	United States of America
News America Marketing In-Store L.L.C.	United States of America
News America Marketing In-Store Services L.L.C.	United States of America
News America Marketing Interactive L.L.C.	United States of America
News America Marketing Properties L.L.C.	United States of America

News America Publishing Incorporated	United States of America
News America Real Estate, Inc.	United States of America
News Asia Pacific Holdings Partnership	United States of America
News Asia Pacific Investments Partnership	United States of America
News Boston Realty Corp.	United States of America
News Bulgaria Inc.	United States of America
News Bulgaria Television, LLC	United States of America
News Cayman 2000 Limited	Cayman Islands
News Cayman DTH (Mexico) Ltd.	Cayman Islands
News Cayman DTH Ltd.	Cayman Islands
News Cayman Holdings Limited	Cayman Islands
News Community Newspapers Holdings, Inc.	United States of America
NEWS CORP EUROPE, LLC	United States of America
News Corporation Insurance Company Inc.	United States of America
News Corporation Subsidiary, Inc.	United States of America
News Croatia Inc.	United States of America
News Delaware Corporation	United States of America
News DTH (Latin America) Investments Ltd.	Cayman Islands
News DTH Argentina Holdings, Inc.	United States of America
News Finance (Cayman) Limited	Cayman Islands
News Group Realty Corporation	United States of America
News Group/Times Newspapers U.K., Inc.	United States of America
News In-Flight Network Company	United States of America
News Limited of Australia, Inc.	United States of America
News Marketing Canada Corp.	Canada
News NAPI Holdings, Inc.	United States of America
News Regional Sports Holdings Limited	Cayman Islands
News Regional Sports Member Limited	Cayman Islands
News Romania Inc.	United States of America
News Sports Programming, Inc.	United States of America
News T Investments, Inc.	United States of America
News Yacht Limited	Cayman Islands
Newscorp Cayman International Limited	Cayman Islands
NP 2 Inc.	United States of America
NYP Holdings, Inc.	United States of America
NYP Realty Corp.	United States of America
Omni Holdings, Inc.	United States of America
Queens Publishing Corp.	United States of America
Repaca, Inc.	United States of America
Ruby Newco LLC	United States of America
San Antonio Film Features, Inc.	United States of America
SGH Stream Sub, Inc.	United States of America
Sky Global Holdings LLC	United States of America
Sky Global Operations, Inc.	United States of America
Sky Global Services, Inc.	United States of America
Sky Investments U.K., Inc.	United States of America
Smart Source Direct L.L.C.	United States of America
STAR CGS Holdings, LLC	United States of America
STAR CHINA INVESTMENT (NO. 1) CO. LTD.	British Virgin Islands
Star Sport GP, Inc.	United States of America
STAR US Holdings Subsidiary, LLC	United States of America
STAR US Holdings, Inc.	United States of America
Supermarket Radio Network, Inc.	United States of America
TENC, Inc.	United States of America
The Express-News Corporation	United States of America
TI US Sub, Inc.	United States of America
WGH, Inc.	United States of America
WIL Music, Inc.	United States of America
World Printing Company, Inc.	United States of America
WVAI, Inc.	United States of America
DOW JONES & COMPANY, INC.	United States of America
Bergstresser Insurance, Inc.	United States of America

DJBI, LLC	United States of America
Dow Jones & Company (Australia) PTY Limited	Australia
Dow Jones & Company (Schweiz) GMBH	Switzerland
Dow Jones & Company (Singapore) PTE Limited	Singapore
Dow Jones (Japan) K.K.	Japan
Dow Jones Advertising (Shanghai) Co. Limited	China
Dow Jones AER Company, Inc.	United States of America
Dow Jones Asia Retirement Fund	Hong Kong
Dow Jones BD Services, Inc.	United States of America
Dow Jones Business Interactive (UK) Limited	United Kingdom
Dow Jones Business Portal Company, Inc.	United States of America
Dow Jones Canada, Inc.	Canada
Dow Jones Cash Management, LLC	United States of America
Dow Jones Consulting (Shanghai) Limited	China
Dow Jones Consulting India Private Limited	India
Dow Jones Distribution Co. (Asia), Inc.	United States of America
Dow Jones Distribution Malaysia SDN BHD	Malaysia
Dow Jones Financial Publishing Corp.	United States of America
Dow Jones Hedge Fund Indexes, Inc.	United States of America
Dow Jones Information Services International (HK) Ltd.	Hong Kong
Dow Jones International Advertising & Marketing Services, Inc.	United States of America
Dow Jones International GMBH	Germany
Dow Jones International Ltd.	United Kingdom
Dow Jones Italia SRL	Italy
Dow Jones Nederland BV	Netherlands
Dow Jones News GmbH	Germany
Dow Jones Newswires Holdings, Inc.	United States of America
Dow Jones Printing Company (Asia), Inc.	United States of America
Dow Jones Publishing Company (Asia), Inc.	United States of America
Dow Jones Publishing Company (Europe), Inc.	United States of America
Dow Jones Services Limited	United Kingdom
Dow Jones Southern Holding Company, Inc.	United States of America
Dow Jones Ventures V, Inc.	United States of America
Dow Jones Ventures VI, Inc.	United States of America
Dow Jones Ventures VII, Inc.	United States of America
Dow Jones, L.P.	United States of America
eFinancialNews Holdings Limited	United Kingdom
eFinancialNews Limited	United Kingdom
eFinancialNews, Inc.	United States of America
Factiva (Australia) Pty Limited	Australia
Factiva (France) S.A.R.L.	France
Factiva (Hong Kong) Limited	Hong Kong
Factiva (Singapore) Pte. Ltd.	Singapore
Factiva (UK) Limited	United Kingdom
Factiva Business Information (Spain), S.L.	Spain
Factiva Finance LLC	United States of America
Factiva LLC	United States of America
Factiva, Inc.	United States of America
Factiva News Services (Proprietary) Limited	South Africa
Generate Canada ULC	Canada
Generate, Inc.	United States of America
Hulbert Financial Digest, Inc.	United States of America
MarketWatch, Inc.	United States of America
National Delivery Service, Inc.	United States of America
Review Publishing Company Limited	Hong Kong
The Wall Street Journal Europe Holding, Inc.	United States of America
VentureOne Corporation	United States of America
Wall Street Journal Europe, SPRL	Belgium
Wall Street Journal India Publishing Private Limited	India
OTTAWAY NEWSPAPERS, INC.	United States of America
Inquirer and Mirror, Inc.	United States of America

ONI Mass, Inc.	United States of America
ONI National Publishing, Inc.	United States of America
ONI Stockton, Inc	United States of America
Ottaway Newspapers of Pennsylvania Holding, Inc.	United States of America
Ottaway Newspapers of Pennsylvania Management, Inc.	United States of America
Ottaway Newspapers of Pennsylvania, L.P.	United States of America
Seacoast Newspapers, Inc.	United States of America
The Mail Tribune, Inc.	United States of America
The Nickel of Medford, Inc.	United States of America
STAR GROUP LIMITED	Cayman Islands
21st Century Holdings Limited	Hong Kong
Acetic Investments Ltd	Mauritius
All Satellite Broadcasting Company Limited	British Virgin Islands
All Satellite T.V. Equipment Company Limited	Hong Kong
Anurak Investments Ltd	Mauritius
Asia Productions Limited	Mauritius
Asian Broadcasting FZ-LLC	United Arab Emirates
Asian Cable Systems Private Limited	Mauritius
Asian Music Corporation Limited	British Virgin Islands
Best Alliance Profits Limited	British Virgin Islands
Bigtree Interactive Ticketing Private Limited	India
Buzzer Investments Ltd.	Mauritius
Cable Technology Asia Corporation	Philippines
Carlton Hall Ltd	Malaysia
Channel [V] Thailand Limited	Thailand
Channel V Music Networks Limited Partnership	Hong Kong
Content & Media Services Sdn Bhd	Malaysia
Crombie International Ltd	Mauritius
Digital Star Company Limited	Cayman Islands
Digiwave Infrastructure and Services Private Limited	India
Dimples Investments Limited	British Virgin Islands
Fast Plus Limited	British Virgin Islands
Fieldmouse Production, Inc.	United States of America
Fortune Star Entertainment (HK) Limited	Hong Kong
Fortune Star Entertainment (UK) Limited	United Kingdom
Fortune Star Entertainment Limited	British Virgin Islands
Fox Star Studios Holdings Limited	Mauritius
Fruition Goal Limited	British Virgin Islands
Global Cricket Corporation Pte Limited	Singapore
Gold Movies Private Limited	India
Good Respond Limited	British Virgin Islands
Greenwich Investments Limited	Hong Kong
Hong Kong DTV Company Limited	Hong Kong
Ideareach Limited	British Virgin Islands
Indian Region Broadcasting Limited	Hong Kong
Indya.com Portal Private Limited	India
Kushmore Profits Limited	British Virgin Islands
Live Wire Programme Trading Company Private Limited	India
Mandarin-Media Assets Limited	British Virgin Islands
Media Assets (Cayman) Limited	Cayman Islands
Media Consultancy YH	Korea, Republic of
Middle East Broadcasting Limited	Bermuda
Moonglow International Limited	British Virgin Islands
Mulberry Investments Ltd	Mauritius
Net to Travel.com Limited	India
Network Digital Distribution Services FZ-LLC	United Arab Emirates
New Found International Limited	British Virgin Islands
News Corporation (China) Limited	Hong Kong
News PD Investments (BVI) Limited	British Virgin Islands
One Entertainment Network Private Limited	India
Pine Hill Investments Private Ltd	Mauritius

PPV Movies & Content Private Limited	India
Precision Components Private Limited	India
Promised Result Limited	British Virgin Islands
Quazar Investments (Mauritius) Limited	Mauritius
Riddle Investments Ltd	Mauritius
Satellite Television Asian Region Limited	Hong Kong
SGL Entertainment Limited	British Virgin Islands
Shining Profits Limited	British Virgin Islands
Sky Hill Enterprises Limited	Hong Kong
Spanish Investments Ltd	Mauritius
Star (China) Investment Limited	British Virgin Islands
Star (China) Limited	British Virgin Islands
Star (China) Ltd	China
Star (Middle East) Limited	British Virgin Islands
Star (Taiwan) Limited	British Virgin Islands
Star Alfaro Ltd.	Cayman Islands
Star Asia Region FZ-LLC	United Arab Emirates
Star Asian Movies Limited	British Virgin Islands
Star Daroca Ltd.	Cayman Islands
Star DTH (No.1) Co. Ltd	Mauritius
Star EKCS Cable Holding Company Limited	Cayman Islands
Star Encryption Networks Limited	Cayman Islands
Star Entertainment Media Private Limited	India
STAR Group Regional (Thailand) Ltd	Thailand
Star India Private Limited	India
Star Indiaproperties Investment Limited	British Virgin Islands
STAR International Holding (Thailand) Co., Ltd.	Thailand
Star International Movies Limited	British Virgin Islands
Star International Networks Private Limited	India
Star ISP Ltd	Mauritius
Star Motilla Ltd.	Cayman Islands
Star News Broadcasting Limited	British Virgin Islands
Star Regional (SEA) Pte. Ltd	Singapore
Star SBIL Investment Limited	British Virgin Islands
Star Television Advertising Limited	British Virgin Islands
Star Television Asia Limited	British Virgin Islands
Star Television Entertainment Limited	British Virgin Islands
Star Television News Limited	British Virgin Islands
Star Television Oriental Limited	British Virgin Islands
Star Television Productions Limited	British Virgin Islands
Star Television Technical Services Limited	British Virgin Islands
Star TV (Nominees) Limited	Hong Kong
Star TV Filmed Entertainment (HK) Limited	Hong Kong
Star TV Filmed Entertainment Limited	British Virgin Islands
Star Zafra Ltd.	Cayman Islands
Star-Travel.com Limited	British Virgin Islands
STARTV ATC Holding Limited	British Virgin Islands
STARTV.COM (BVI) Limited	British Virgin Islands
STARTV.COM Holdings Limited	Bermuda
Starvision Hong Kong Limited	Hong Kong
Success Echo Limited	British Virgin Islands
Superfair Development Limited	Hong Kong
SVJ Holding Limited	Mauritius
The News Corporation Limited Japan	Japan
Touch Tele Content (India) Private Limited	India
V Business (Thai) Limited	Thailand
V Music & Interactive Channels India Private Limited	India
vDotcom (Thailand) Company Limited	Thailand
Vdotcom Holdings Limited	Hong Kong
VIJAY Television Private Limited	India
Wise Investment Ltd.	Taiwan
Xing Kong Chuan Mei Group Co., Ltd	British Virgin Islands

Yarraton Limited	British Virgin Islands
NEWS CORP EUROPE, INC.	United States of America
A/S Latvijas Neatkariga Televizija	Latvia
Alliance Yapim Ltd	Turkey
Balkan News Corporation EAD	Bulgaria
Fox Televizija d.o.o.	Serbia and Montenegro
Fox Televizija Montenegro d.o.o.	Serbia and Montenegro
Fox Televizija Plus LLC	Serbia and Montenegro
Huzur Radyo Televizyon AS	Turkey
Plus Medien TV und Handels GmbH	Germany
Radio Company C.J. OOD	Bulgaria
SIA TV Berlin	Latvia
SIA TV London	Latvia
SIA TV Riga	Latvia
Telewizja Puls Sp. z.o.o	Poland
TV Inwestycje Spolka Z Organiczona Odpowiedzialnoscia	Poland
NEWS SECURITIES B.V.	Netherlands
Channel [V] Netherlands No 1 B.V.	Netherlands
Channel [V] Netherlands No 2 B.V.	Netherlands
Creative Networks International (the Netherlands) B. V.	Netherlands
F.I.M. International B.V.	Netherlands
Fox Dutch Mobile B.V.	Netherlands
Fox Dutch Mobile Holdings C. V.	Netherlands
International Global Networks B.V.	Netherlands
News Armenia B.V.	Netherlands
News Netherlands B.V.	Netherlands
News Outdoor Middle East and Africa B.V.	Netherlands
News Out of Home C.V.	Netherlands
News Securitie B.V.	Netherlands
News Television B.V.	Netherlands
Satellite Television Asian Region B.V.	Netherlands
TV Romania B.V.	Netherlands
NEWS OUT OF HOME B.V.	Netherlands
“Advert” Company Limited	Russia
“Citylight” Company Limited	Russia
A-Team EOOD	Bulgaria
Abudi-Nur Outdoor Advertising & Co	Israel
Agency Prima AD	Bulgaria
Aldril International Limited	British Virgin Islands
Anzh LLC	Russia
APR Petersburg LLC	Russia
Atma-News LLC	Ukraine
Balsay Business SA	British Virgin Islands
Barkot Finance Limited	Marshall Islands
Citylights Outdoor Media Sdn. Bhd.	Malaysia
Consult Systems Limited	British Virgin Islands
Display LLC	Russia
Easy Doc EOOD	Bulgaria
European Outdoor Company Inc	British Virgin Islands
Expomedia LLC	Russia
Fari a.s.	Czech Republic
Fregat LLC	Russia
Golden Billboards Limited	Israel
Granton Enterprises Limited	Cyprus
Hetrima a.s.	Czech Republic
Impress Adv EOOD	Bulgaria
Joint Stock Company “Advertising Center of Moscow Region”	Russia
Joint Stock Company Avtobaza “Svyaz”	Russia
Kiwi Services Limited	British Virgin Islands
Limited Liability Company “Almakor Underground”	Russia
Limited Liability Company “Krasnogorsk-Soyuz-Reklama”	Russia

Limited Liability Company “News Outdoor Rus”	Russia
Limited Liability Company “Outdoor Marketing Regions”	Russia
Limited Liability Company “Outdoor Marketing”	Russia
Limited Liability Company “Publicity XXI”	Russia
Limited Liability Company “Rekart Media”	Russia
Limited Liability Company “APR City/TVD”	Russia
Limited Liability Company “Mars-Art”	Russia
Limited Liability Company “News Outdoor NN”	Russia
Limited Liability Company “SCREEN” (Ekran)	Russia
Limited Liability Company “Trinity Neon”	Russia
Limited Liability Company Primesite	Russia
LLC “North-West Factory”	Russia
LLC “North-West Production”	Russia
LLC Termotrans	Russia
Markani Line EOOD	Bulgaria
MaxiMedia Outdoor Advertising Limited	Israel
Media Inform LLC	Russia
Media Support Services Limited	British Virgin Islands
Mercury Outdoor Displays Limited	British Virgin Islands
News Out of Home GmbH	Austria
News Out Of Home India LTD	Mauritius
News Outdoor Bulgaria EOOD	Bulgaria
News Outdoor BV	Netherlands
News Outdoor China Rail Pte. Ltd.	Singapore
News Outdoor Czech Republic sro	Czech Republic
News Outdoor India Private Ltd	India
News Outdoor Poland SZOO	Poland
News Outdoor Romania SRL	Romania
News Outdoor Singapore	Singapore
News Outdoor Southeast Asia Pte Ltd	Singapore
News Outdoor Ukraine	Ukraine
Nizhnovreklama LLC	Russia
Northern Outdoor Displays Limited	British Virgin Islands
Outdoor LLC	Russia
Outdoor Media Management LLC	Russia
Outdoor Systems Limited	British Virgin Islands
Pioneer Media Asset Corporation	British Virgin Islands
PRESTIGE-SERVICE LLC	Russia
Primesite Limited	British Virgin Islands
RA Interreklama EOOD	Bulgaria
Rekart International Limited	British Virgin Islands
Reklama Service LLC	Russia
Rektime LLC	Russia
Rim NN LLC	Russia
Rosserv LLC	Russia
Saint Petersburg Advertising	Russia
Scrope Trade & Finance S.A.	British Virgin Islands
Senrose Finance Limited	British Virgin Islands
Solvex Limited	British Virgin Islands
SV Outdoor	Ukraine
SV Technology	Ukraine
Tantum Inc	British Virgin Islands
Techno Stroy LLC	Russia
United Outdoor Holding Limited	British Virgin Islands
Universal Advertising Equipment Co Inc	United States of America
Vector Design Associates Limited	Belize
Vivid Pink Limited	British Virgin Islands
White Nights Advertising Limited	British Virgin Islands
Wild Plum Limited	British Virgin Islands
SKY ITALIA S.R.L.	Italy
Telecare S.r.l.	Italy

Telepiù S.r.l.	Italy
FOX ENTERTAINMENT GROUP, INC.	United States of America
18 Street Productions, Inc.	United States of America
19th Holdings Corporation	United States of America
21st Century Fox Film Corporation	United States of America
3 At The Goat Productions, LLC	United States of America
880 Productions Limited	New Zealand
99 Productions, Inc.	United States of America
ACA2, Inc.	United States of America
AGY Service, Inc.	United States of America
Alienator Films, Inc.	United States of America
America’s Prince Productions Ltd.	Canada
America’s Prince Productions, Inc.	United States of America
Ames Entertainment Ltd.	Canada
Angel Wings Productions, Inc.	United States of America
April Service, Inc.	United States of America
Aqua Films Pty Limited	Australia
ARC Holding, Ltd.	United States of America
Askmen.com Solutions Canada Inc.	Canada
Auction Media Ventures, LLC	United States of America
AVP2 Productions, Inc.	United States of America
Baby Network Limited	United Kingdom
Bachelor Productions, Inc.	United States of America
Baja Holdings, Inc.	United States of America
Bazmark Film II Pty Limited	Australia
Bazmark Film Pty Limited	Australia
Because He Can Productions, Inc.	United States of America
BEL PR Productions, LLC	United States of America
BEL US Productions, LLC	United States of America
Beliefnet, Inc.	United States of America
BHC Network Partner II, Inc.	United States of America
BHC Network Partner III, Inc.	United States of America
BHC Network Partner, Inc.	United States of America
BHC Properties, Inc.	United States of America
Big LouHouse Productions, L.L.C.	United States of America
Big LouMomma Investments, L.L.C.	United States of America
Big Ten Network Services, LLC	United States of America
Big Ten Network, LLC	United States of America
Blackcan Productions Ltd.	Canada
Blacktree Productions, LLC	United States of America
Blackus Productions, Inc.	United States of America
Blue Sky Studios, Inc.	United States of America
Bluebush Productions, LLC	United States of America
Camp Management Incorporated, S.A.	Dominican Republic
Can’t Can’t Productions, Inc.	United States of America
Cancat Productions Ltd.	Canada
CANLaws Productions Ltd.	Canada
Cannell Entertainment, Inc.	United States of America
CANSand Productions Ltd.	Canada
CCI Television Productions, Inc.	United States of America
CCI Television, Inc.	United States of America
Centfox Film Ges.m.b.H	Austria
Channel Nature Limited	United Kingdom
Channel Network (UK) Limited	United Kingdom
Charing Cross Entertainment, Inc.	United States of America
Cheaper US Productions, Inc.	United States of America
Cheerleader Productions, Inc.	United States of America
Chuck B Productions Ltd.	Canada
Chuck B Productions, Inc.	United States of America
Cinemascope Products, Inc.	United States of America
Clearwater Entertainment, Inc.	United States of America

ClickDiario Network S.A. de CV	Mexico
ClickDiario Networks S.A.	Guatemala
CNI U.S., Inc.	United States of America
Conspiracy Fish Productions, Inc.	United States of America
Cotton Cage Productions, Inc.	United States of America
Crash, LLC	United States of America
Crowned Productions, Inc.	United States of America
D.A.W. Productions, Inc.	United States of America
D3C Productions Ltd.	Canada
D3US Productions, Inc.	United States of America
Daisy Entertainment, Inc.	United States of America
Dark Films Pty Limited	Australia
DAS Productions Ltd.	Canada
DAS Productions, Inc.	United States of America
DAT Productions, Inc.	United States of America
Dave Productions, Inc.	United States of America
Day John Died Productions, Inc.	United States of America
DD4C Productions Ltd.	Canada
DD4U Productions, Inc.	United States of America
De Luxe Laboratories Film Storage, Inc.	United States of America
Deal Done Productions, Inc.	United States of America
Deliberate Intent Productions, Ltd.	Canada
Deliberate Intent, Inc.	United States of America
DESS Service, Inc.	United States of America
Dice Productions, Inc.	United States of America
Died Rich Productions Ltd.	Canada
Diehar Service, Inc.	United States of America
Digital Leaseholds, Inc.	United States of America
Digital Ventures SA	Argentina
Dolittle 5 Productions Ltd.	Canada
Dolittle 5 US Productions, Inc.	United States of America
Done One Productions, Inc.	United States of America
Done Service, Inc.	United States of America
Dotfox Newtorks Limited	United Kingdom
Dozen Canada Productions Ltd.	Canada
Drag Service, Inc.	United States of America
Dragonball US Productions, Inc.	United States of America
Drive-In Cinemas Limited	Kenya
Duets Productions, Inc.	United States of America
Earth Canada Productions Ltd.	Canada
Earth US Productions, Inc.	United States of America
ELC Productions Ltd.	Canada
Elektra Productions, Inc.	United States of America
Elite Sports Limited	Gibraltar
Elling Productions, Inc.	United States of America
Elocom Mobile Entertainment GmbH	Germany
Emmett Street Films, Inc.	United States of America
End of Day Productions, Inc.	United States of America
Erag Service, Inc.	United States of America
Evergreen Television Production, Inc.	United States of America
F4 Productions, Inc.	United States of America
FA Productions, Inc.	United States of America
Fab Five Holdings LLC	United States of America
Fab Five Investments LLC	United States of America
Fab Five Productions, LLC	United States of America
Family Forensics Productions, Inc.	United States of America
Family Productions, Inc.	United States of America
Fanfourtwo Productions, Inc.	United States of America
FBC Sub, Inc.	United States of America
Fever Pitch Productions, Inc.	United States of America
FF Productions Limited	Canada

FF Quebec Productions Ltd.	Canada
Final Stretch Productions, Inc.	United States of America
First Down Publications, Inc.	United States of America
FLAC Worldwide L.L.C.	United States of America
Flashlight 21, Inc.	United States of America
Flekprod, LLC	United States of America
Flektor, Inc.	United States of America
Footsteps Productions Ltd.	Canada
Footsteps Productions, Inc.	United States of America
Four Star Entertainment Corp.	United States of America
Four Star International, Inc.	United States of America
Fox 21, Inc.	United States of America
Fox Animation Los Angeles, Inc.	United States of America
Fox Animation Studios, Inc.	United States of America
Fox Atomic, Inc.	United States of America
Fox AU Productions, Inc.	United States of America
Fox Australia Investments Pty Limited	Australia
Fox Australia Pty Limited	Australia
Fox B10 Channel Partner, Inc.	United States of America
Fox Baseball Holdings, Inc.	United States of America
Fox Boston Land Holdings, Inc.	United States of America
Fox Boston Land LLC	United States of America
Fox Boston Seaport Land LLC	United States of America
Fox Broadcasting Company	United States of America
Fox Broadcasting India, Inc.	United States of America
Fox Broadcasting Sub, Inc.	United States of America
Fox BSB Holdco, Inc.	United States of America
Fox Cable Network Services, LLC	United States of America
Fox Cable Networks, Inc.	United States of America
Fox Cable Ventures, Inc.	United States of America
Fox Center Productions, Inc.	United States of America
Fox Channels (India) Private Limited	India
Fox Channels Colombia Ltda.	Colombia
Fox Channels France SAA	France
Fox Channels Japan, Inc.	United States of America
Fox Channels Venezuela, S.R.L.	Venezuela
Fox Circle Productions, Inc.	United States of America
Fox College Sports, Inc.	United States of America
Fox Daytime Prods., Inc.	United States of America
Fox Development Group, Inc.	United States of America
Fox Digital Enterprises, Inc.	United States of America
Fox Dome Holding Company, Inc.	United States of America
Fox East Productions, Inc.	United States of America
Fox Film de la Argentina S.A.	Argentina
Fox Film do Brasil Ltda.	Brazil
Fox Film Music Corporation	United States of America
Fox Filmed Entertainment Australia Pty Limited	Australia
Fox Global Holdings, Inc.	United States of America
Fox Home Entertainment Limited	United Kingdom
Fox Home Entertainment Worldwide L.L.C.	United States of America
Fox IFL Partner, Inc.	United States of America
Fox Interactive Limited	United Kingdom
Fox Interactive Media (Mauritius) Limited	Mauritius
Fox Interactive Media Australia Pty Limited	Australia
Fox Interactive Media Brasil Internet Ltda.	Brazil
Fox Interactive Media Canada ULC	Canada
Fox Interactive Media Denmark ApS	Denmark
Fox Interactive Media Finland Oy	Finland
Fox Interactive Media France S.A.R.L.	France
Fox Interactive Media Germany GmbH	Germany
Fox Interactive Media Holdings Canada, Inc.	United States of America

Fox Interactive Media Italy SRL	Italy
Fox Interactive Media Korea YH	Korea, Republic of
Fox Interactive Media Mexico Services, S. de R.L. de C.V.	Mexico
Fox Interactive Media Mexico, S. de R.L. de C.V.	Mexico
Fox Interactive Media Netherlands B.V.	Netherlands
Fox Interactive Media Norway AS	Norway
Fox Interactive Media Poland Sp.zo.o	Poland
Fox Interactive Media Spain S.L.	Spain
Fox Interactive Media Sweden AB	Sweden
Fox Interactive Media, Inc.	United States of America
Fox Interactive, Inc.	United States of America
Fox Interamericana S.A.	Mexico
Fox International Channels (France) SAS	France
Fox International Channels (UK) Limited	United Kingdom
Fox International Channels (US) Inc	United States of America
Fox International Channels Bulgaria EOOD	Bulgaria
Fox International Channels España S.L.	Spain
Fox International Channels Europe Luxembourg S.a.r.l.	Luxembourg
Fox International Channels Germany GmbH	Germany
Fox International Channels Italy S.r.l.	Italy
Fox International Channels Luxembourg S.a.r.l.	Luxembourg
Fox International Channels Middle East FZ-LLC	United Arab Emirates
Fox International Channels Switzerland GmbH	Switzerland
Fox International Channels Yapim Limited Sirketi	Turkey
Fox International Equity, Inc.	United States of America
Fox International Europe Luxembourg S.C.S.	Luxembourg
Fox International Productions, Inc.	United States of America
Fox International, Inc.	United States of America
Fox Island Productions, Inc.	United States of America
Fox Japan Movie Channels, Inc.	United States of America
Fox Lane Productions, Inc.	United States of America
Fox LAPTV Holdings, Inc.	United States of America
Fox LAPTV II, SC	Uruguay
Fox LAPTV L.L.C.	United States of America
Fox Late Night Productions, Inc.	United States of America
Fox Latin American Channel do Brasil Ltda.	Brazil
Fox Latin American Channel SRL	Argentina
Fox Latin American Channel, Inc.	United States of America
Fox Latin American Channels (Chile) Limitada	Chile
Fox Media Services, Inc.	United States of America
Fox Mobile Entertainment, Inc.	United States of America
Fox Mobile Holdings, LLC	United States of America
Fox Mobile Studios, LLC	United States of America
Fox Moore Park Pty Limited	Australia
Fox Motion Picture Venture No. 1, Inc.	United States of America
Fox Movie Channel, Inc.	United States of America
Fox Movietonews, Inc.	United States of America
Fox Music, Inc.	United States of America
Fox Net, Inc.	United States of America
Fox News International, Inc.	United States of America
Fox News Network, LLC	United States of America
Fox News Productions, Inc.	United States of America
Fox News Service, Inc.	United States of America
Fox News, Inc.	United States of America
Fox Nitetime Prods., Inc.	United States of America
Fox Optco, LLC	United States of America
Fox Partnership Investment Pty Limited	Australia
Fox Pay-Per-View Services, Inc.	United States of America
Fox Production Services Pty Limited	Australia
Fox Productions Toronto 1 Ltd.	Canada
Fox Professional Services 3, LLC	United States of America

Fox Reality Channel, Inc.	United States of America
Fox Records, Inc.	United States of America
Fox Regional Sports Holdings, Inc.	United States of America
Fox Searchlab, Inc.	United States of America
Fox Searchlight (UK) Limited	United Kingdom
Fox Searchlight Pictures, Inc.	United States of America
Fox Services, Inc.	United States of America
Fox Soccer Channel, LLC	United States of America
Fox Software, Inc.	United States of America
Fox Sports Arena, LLC	United States of America
Fox Sports Baseball Holdings, Inc.	United States of America
Fox Sports Interactive Media, LLC	United States of America
Fox Sports International B.V.	Netherlands
Fox Sports International Distribution Ltd.	Cayman Islands
Fox Sports International, Inc.	United States of America
Fox Sports Middle East Ltd.	Cayman Islands
Fox Sports Net Arizona, LLC	United States of America
Fox Sports Net Bay Area Holdings, LLC	United States of America
Fox Sports Net Canada Holdings, LLC	United States of America
Fox Sports Net Chicago Holdings, LLC	United States of America
Fox Sports Net Detroit, LLC	United States of America
Fox Sports Net Distribution, LLC	United States of America
Fox Sports Net Florida, Inc.	United States of America
Fox Sports Net National Ad Sales Holdings II, LLC	United States of America
Fox Sports Net National Ad Sales Holdings, LLC	United States of America
Fox Sports Net North, LLC	United States of America
Fox Sports Net Ohio, LLC	United States of America
Fox Sports Net Pacific Holdings, Inc.	United States of America
Fox Sports Net West 2, LLC	United States of America
Fox Sports Net West, LLC	United States of America
Fox Sports Net, Inc.	United States of America
Fox Sports Productions, Inc.	United States of America
Fox Sports U.S. Distribution LLC	United States of America
Fox Sports World Middle East, LLC	United States of America
Fox Square Productions (Canada), Inc.	United States of America
Fox Square Productions, Inc.	United States of America
Fox Stations Sales, Inc.	United States of America
Fox Telco Holdings LLC	Cayman Islands
Fox Television Animation, Inc.	United States of America
Fox Television Group S. de R.L. de C.V.	Mexico
Fox Television Holdings, Inc.	United States of America
Fox Television Stations of Philadelphia, Inc.	United States of America
Fox Television Stations, Inc.	United States of America
Fox Television Studios Australia Pty Limited	Australia
Fox Television Studios France	France
Fox Television Studios India Private Limited	India
Fox Television Studios Productions, Inc.	United States of America
Fox Television Studios, Inc.	United States of America
Fox Toma 1, LLC	United States of America
Fox Town Holdco, Inc.	United States of America
Fox Transactional TV, Inc.	United States of America
Fox Tunes, Inc.	United States of America
Fox UK Productions Limited	United Kingdom
Fox Unit Investment Pty Limited	Australia
Fox US Dutch Holdings, LLC	United States of America
Fox US Mobile Holdings, Inc.	United States of America
Fox VX Productions Québec 1 Ltd.	Canada
Fox West Pictures, Inc.	United States of America
Fox World Enterprises, Inc.	United States of America
Fox World Productions, Inc.	United States of America
Fox World UK Limited	United Kingdom

Fox World Ventures Holland, Inc.	United States of America
Fox Worldwide Telecommunications L.L.C.	United States of America
Fox Worldwide Television L.L.C.	United States of America
Fox Worldwide Theatrical L.L.C.	United States of America
Fox-BRV Southern Sports Holdings, LLC	United States of America
Fox-Hulu Holdings, Inc.	United States of America
Fox-NGC (International) Holdings, Inc.	United States of America
Fox-NGC (US) Holdings, Inc.	United States of America
Fox/UTV Holdings, Inc.	United States of America
Foxfilmes Limitada	Portugal
FOXLAB, INC.	United States of America
Foxstar Productions, Inc.	United States of America
Foxtor Productions Ltd.	Canada
Foxvan Productions Ltd.	Canada
Foxvideo International Distribution, Inc.	United States of America
FoxVideo Limited	United Kingdom
Foxview, Inc.	United States of America
Foxwatch Productions, Inc.	United States of America
Fredco Property Holdings, Inc.	United States of America
FRSM Holdings, Inc.	United States of America
FRT Productions, Inc.	United States of America
FS Australia LLC	United States of America
FSI SPV, Inc.	United States of America
FSN Southern Holdings, Inc.	United States of America
FSO Productions, Inc.	United States of America
FTS Boston, Inc.	United States of America
FTS Investments, Inc.	United States of America
FTS Philadelphia, Inc.	United States of America
Fuel TV, Inc.	United States of America
Future Service, Inc.	United States of America
Fuzzy Puppet Productions, LLC	United States of America
FV Productions Ltd.	Canada
FVC Productions, Inc.	United States of America
FVU Productions Ltd.	Canada
FWA Productions, Inc.	United States of America
FX Networks, LLC	United States of America
FXT Productions Ltd.	Canada
Galaxy Way Finance Company, Inc.	United States of America
Galaxy Way Productions, Inc.	United States of America
GameSpy Industries, Inc.	United States of America
Gar 2 Service, Inc.	United States of America
Garfield US Productions, Inc.	United States of America
GATV Productions, Inc.	United States of America
Geek Productions, Inc.	United States of America
Gen Production Service, Inc.	United States of America
Genesis Video Entertainment, Inc.	United States of America
Georgetown Productions Ltd.	Canada
Georgetown Productions, Inc.	United States of America
Giant Bowling Pin Productions, Inc.	United States of America
Glen Avenue Films, Inc.	United States of America
Glimpse of Hell Productions Ltd.	Canada
Glimpse of Hell Productions, Inc.	United States of America
Global Media Content LLC	United States of America
Gold Bid Limited	Mauritius
Gold Key Entertainment, Inc.	United States of America
Gone Fission, Inc.	United States of America
Good Ghouls, Inc.	United States of America
Green River Productions Ltd.	Canada
Greenleaves Productions, Inc.	United States of America
Gum Tree Productions Pty Limited	Australia
Harmon Cove Productions, Inc.	United States of America

Harsh Realm US Prodco, Inc.	United States of America
Heavenly Kingdom Films, Inc.	United States of America
HEC Holdco, Inc.	United States of America
Hedifam SRL	Argentina
Highgate Pictures, Inc.	United States of America
Highgate Productions, Inc.	United States of America
Hispano Foxfilm S.A.E.	Spain
Hornrim Productions, Inc.	United States of America
Hot Zone Productions, Inc.	United States of America
HP Integration, Inc.	United States of America
Human Animals Productions, Inc.	United States of America
Hurt Bert Productions, Inc.	United States of America
IGN Entertainment, Inc.	United States of America
iLove GmbH	Germany
ILY Service, Inc.	United States of America
IncFusion Corporation	United States of America
Incine Distribuidora Cinematografica S.L.	Spain
Inked Productions, Inc.	United States of America
Intermix Holdings LLC	United States of America
Intermix Media, Inc.	United States of America
Intermix Network, LLC	United States of America
Interrogation Productions, Inc.	United States of America
Inversoa Walcosol SRL	Argentina
InZearch SA	Argentina
ISP Transponder LLC	United States of America
Jamba Brasil Entretenimento Ltda.	Brazil
Jamba Digital Entertainment Beteiligungs GmbH	Germany
Jamba Digital Holdings GmbH & Co. KG	Germany
Jamba Entertainment S.L.	Spain
Jamba Germany Holdings GmbH	Germany
Jamba Mobile Entertainment B.V.	Netherlands
Jamba Mobile Entertainment II B.V.	Netherlands
Jamba Mobile Holdings GmbH & Co. KG	Germany
Jamba Mobilnye Razvlecheniya	Russia
Jamba Netherlands Mobile Holdings GP BV	Netherlands
Jamba! B.V.	Netherlands
Jamba! GmbH	Germany
Jamster, Inc.	United States of America
Jamster, LLC	United States of America
John US Productions, Inc.	United States of America
Joyride US Productions, Inc.	United States of America
JR Canada Productions Ltd.	Canada
K-Ville Holdings LLC	United States of America
K-Ville Investments LLC	United States of America
K-Ville Productions LLC	United States of America
KCOP Television, Inc.	United States of America
KDFW License, Inc.	United States of America
KDFW Television, Inc.	United States of America
KNSD License, Inc.	United States of America
Kronenberg Chronicles, Inc.	United States of America
KSAZ License, Inc.	United States of America
KSAZ Television, Inc.	United States of America
kSolo, Inc.	United States of America
KTBC License, Inc.	United States of America
KTBC Television, Inc.	United States of America
L.C. Holding Corp.	United States of America
LAPTV A Corporation	United States of America
LAPTV B Corporation	United States of America
LAPTV LLC	United States of America
Larchmont Productions, Inc.	United States of America
Latin America Finance Company, Inc.	Cayman Islands

Law Productions Ltd.	Canada
Leap Off Productions, Inc.	United States of America
Learning Corporation of America	United States of America
Learning Corporation of America Films, Inc.	United States of America
Les Productions Fox-Europa S.A.	France
Lianella Productions Ltd.	Canada
Lianella Productions, Inc.	United States of America
Liberty Productions, Inc.	United States of America
Library Holdings, Inc.	United States of America
Like Mike US Productions, Inc.	United States of America
Limited Liability Company “Twentieth Century Fox CIS”	Russia
Live Forever Productions, Inc.	United States of America
Looking Glass Studios LLC	United States of America
Looks At Productions, Inc.	United States of America
Lop Service, Inc.	United States of America
Lorena Medienagentur GmbH	Germany
Low Life Holdings LLC	United States of America
Low Life Investments, L.L.C.	United States of America
Low Life Productions, L.L.C.	United States of America
Lunit Productions, Inc.	United States of America
Marone Service, Inc.	United States of America
Max Service, Inc.	United States of America
Max US Productions, Inc.	United States of America
Meg-Max-Mart Productions Ltd.	Canada
Meg-Max-Mart Productions, Inc.	United States of America
Mike Canada Productions Ltd.	Canada
Millennium Canadian Productions East Ltd.	Canada
Millennium Canadian Productions Ltd.	Canada
Millennium US Prodco, Inc.	United States of America
Mirror Pictures Corporation	United States of America
Monet Lane Prods., Inc.	United States of America
Monty Two, Inc.	United States of America
Mooseport Productions, Inc.	United States of America
Mounty Productions Ltd.	Canada
Movietonews, Inc.	United States of America
Mr. Fantastic Ontario Productions Ltd.	Canada
MSA Telekomunikasyon Yayincilik Reklamcilik Sinema ve Muzik Eserleri Yapimciligi Sanayi ve Ticaret A.S.	Turkey
Museum Canada Productions Ltd.	Canada
Museum US Productions, Inc.	United States of America
MVP Video Productions, Inc.	United States of America
My First Friend Productions, Inc.	United States of America
MyNetworkTV, Inc.	United States of America
MyNT Prods., Inc.	United States of America
MySpace China Co., Ltd	China
MySpace China Holding (Hong Kong) Limited	Hong Kong
MySpace China Holding Limited	Cayman Islands
MySpace Music, LLC	United States of America
MySpace, Inc.	United States of America
NA Property Holdings, Inc.	United States of America
National Advertising Partners	United States of America
National Sports Programming	United States of America
National Studios, Inc.	United States of America
Natural Blonde Films, Inc.	United States of America
Natural History New Zealand Limited	New Zealand
Netherlands Fox Film Corporation B.V.	Netherlands
Netherlands Mobile Holdings CV	Netherlands
New Dallas Media, Inc.	United States of America
New DMIC, Inc.	United States of America
New Upstairs Productions Limited	New Zealand

New World Administration	United States of America
New World Animation, Ltd.	United States of America
New World Communications Group Incorporated	United States of America
New World Communications of Atlanta, Inc.	United States of America
New World Communications of Detroit, Inc.	United States of America
New World Communications of Kansas City, Inc.	United States of America
New World Communications of Tampa, Inc.	United States of America
New World Entertainment, Ltd.	United States of America
New World Pictures, Ltd.	United States of America
New World Television Incorporated	United States of America
New World Television Productions, Inc.	United States of America
New World Television Programming	United States of America
New World Video	United States of America
New World/Genesis Distribution	United States of America
Newincco 631 Limited	United Kingdom
News Broadcasting Japan Co., Ltd.	Japan
News Cayman NGC Holdings Limited	Cayman Islands
News From The Edge Productions Ltd.	Canada
News From The Edge, Inc.	United States of America
News Germany Holding GmbH	Germany
News Preferred Finance, Inc.	United States of America
News-USDTV Holdings, Inc.	United States of America
Next Speed Hosting, LLC	United States of America
NF Productions, Inc.	United States of America
NGC (Netherlands) B.V.	Netherlands
NGC International (UK) Limited	United Kingdom
NGC Israel Limited Partnership	Israel
NGC Network (Australia) Pty Limited	Australia
NGC Network (India) Private Limited	India
NGC Network (Mauritius) Holding Ltd.	Mauritius
NGC Network Asia, LLC	United States of America
NGC Network Cayman Company Limited	Cayman Islands
NGC Network Europe, LLC	United States of America
NGC Network International, LLC	United States of America
NGC Network Korea Company Ltd.	Korea, Republic of
NGC Network Latin America, LLC	United States of America
NGC Network US, LLC	United States of America
NGC Overseas Holdings Limited	United Kingdom
NGC Productions Singapore Pte. Ltd.	Singapore
NGC UK Holdings Company Limited	United Kingdom
NGC UK Partnership	United Kingdom
NGCI Canada, Inc.	United States of America
Night Service, Inc.	United States of America
Norgould Inc.	United States of America
North Plains, LLC	United States of America
Northgate Productions, Inc.	United States of America
Notor Service, Inc.	United States of America
NW Communications of Austin, Inc.	United States of America
NW Communications of Phoenix, Inc.	United States of America
NW Communications of San Diego, Inc.	United States of America
NW Communications of Texas, Inc.	United States of America
NW Management Incorporated	United States of America
NW Programs Incorporated	United States of America
NWC Acquisition Corporation	United States of America
NWC Holdings Corporation	United States of America
NWC Intermediate Holdings Corporation	United States of America
NWC Management Corporation	United States of America
NWC Sub I Holdings Corporation	United States of America
NWC Sub II Holdings Corporation	United States of America
NWCG Holdings Corporation	United States of America

NWE Holdings Corporation	United States of America
NWE Sub I Incorporated	United States of America
NWTV Intermediate Holdings Corporation	United States of America
Ojom GmbH	Germany
Operadora de Servicios CDN SA	Guatemala
Opt-in Group, LLC	United States of America
Oregon Television, Inc.	United States of America
Pacific 2.1 Entertainment Group, Inc.	United States of America
Palange Productions Ltd.	Canada
Palange Productions, Inc.	United States of America
Pamco International, Inc.	United States of America
Panoramic Productions, Inc.	United States of America
Partial Access Productions, Inc.	United States of America
Photobucket.com, Inc.	United States of America
Pico Films, Inc.	United States of America
Pinelands Broadcasting, Inc.	United States of America
Popular Productions, Inc.	United States of America
Presentation Productions, Inc.	United States of America
President Video Limited	United Kingdom
Prime Network LLC	United States of America
Prime Time Media, Inc.	United States of America
Prison Break 2005-A, LLC	United States of America
Prison Break 2005-B, LLC	United States of America
Publication Collections Inc.	United States of America
PuntoFox Networks (BVI), Corp.	British Virgin Islands
Purpleleaf Productions, LLC	United States of America
Quickfast, Inc.	United States of America
R U The Girl Productions, Inc.	United States of America
Race Productions, Inc.	United States of America
Raekwon Productions Ltd.	Canada
Raekwon Productions, Inc.	United States of America
Rags Productions, Inc.	United States of America
Ramon Service, Inc.	United States of America
Ray Tracing Films, Inc.	United States of America
Real Estate TV Limited	United Kingdom
Redemption Productions, Inc.	United States of America
Redweed Productions, LLC	United States of America
Reef Dog Productions, Inc.	United States of America
Responsebase Marketing, LLC	United States of America
Reunite Productions, Inc.	United States of America
Rewind Music, Inc.	United States of America
Rites of Passion, Inc.	United States of America
Sai Productions Ltd.	Canada
Sandler Publicidad SRL	Argentina
Say It Isn’t So Productions, Inc.	United States of America
SC Productions, Inc.	United States of America
SCB Industry, LLC	United States of America
Schrodinger’s Cat Productions, Inc.	United States of America
SCI Sub I Incorporated	United States of America
SCI Subsidiary Corporation	United States of America
Scout Media, Inc.	United States of America
Scout Publishing, LLC	United States of America
Scout.com, LLC	United States of America
SCPI, Inc.	United States of America
Second Night Service, Inc.	United States of America
Sentinel US Productions, Inc.	United States of America
Shadow Walkers Productions Ltd.	Canada
Shadows Productions Limited	United Kingdom
Shoot The Horse Productions, Inc.	United States of America
Sidereus Technologies, Inc.	United States of America

Sin Eater Productions, Inc.	United States of America
Skyscraper Productions, Inc.	United States of America
Slingshot Holdings, Inc.	United States of America
Slingshot Labs Manager, LLC	United States of America
Slingshot Labs, Inc.	United States of America
Slingshot Labs, LLC	United States of America
Small Cages Productions, Inc.	United States of America
SOB Productions, Inc.	United States of America
Soundecode s.r.l.	Italy
Spectacle Productions, Inc.	United States of America
Speed Channel, Inc.	United States of America
Sports Geniuses, Inc.	United States of America
Sports Holding Inc.	United States of America
Sports One, LLC	United States of America
SportSouth Network II, LLC	United States of America
SportSouth Network, LLC	United States of America
Springwood Productions, Inc.	United States of America
Sprocket Music, Inc.	United States of America
STF Productions, Inc.	United States of America
Stopher Productions Ltd.	Canada
Stopher Productions, Inc.	United States of America
Strange World Productions, Inc.	United States of America
Strategic Data Corp.	United States of America
Strike-A-Match Productions, Inc.	United States of America
Sun UK Service, Inc.	United States of America
Suncanada Productions Ltd.	Canada
Sunlease Films, Inc.	United States of America
Sunningdale Holdings, LLC	United States of America
Sunshine Network, Inc.	United States of America
Surgery Productions, Inc.	United States of America
TCAN Productions Ltd.	Canada
TCF Canadian TV Enterprises, Inc.	United States of America
TCF Digital Holdings, Inc.	United States of America
TCF Distributing, Inc.	United States of America
TCF Eastern Europe, Inc.	United States of America
TCF Harsh Realm Productions, Inc.	United States of America
TCF Hungary Film Rights Exploitation Limited Liability Company	Hungary
TCF International Productions, Inc.	United States of America
TCF Music Publishing, Inc.	United States of America
TCF Speed II Productions, Inc.	United States of America
TCFTV Canadian Productions, Inc.	United States of America
TCFTV Canadian Services, Inc.	United States of America
TCFTV CanPro II Inc.	Canada
TCFTV CanPro III Ltd.	Canada
TCFTV CanPro, Inc.	United States of America
TCFTV US Prodco #1, Inc.	United States of America
TCFTV US Prodco #10, Inc.	United States of America
TCFTV US Prodco #11, Inc.	United States of America
TCFTV US Prodco #12, Inc.	United States of America
TCFTV US Prodco #13, Inc.	United States of America
TCFTV US Prodco #2, Inc.	United States of America
TCFTV US Prodco #3, Inc.	United States of America
TCFTV US Prodco #4, Inc.	United States of America
TCFTV US Prodco #5, Inc.	United States of America
TCFTV US Prodco #6, Inc.	United States of America
TCFTV US Prodco #7, Inc.	United States of America
TCFTV US Prodco #8, Inc.	United States of America
TCFTV US Prodco #9, Inc.	United States of America
TCFTV Van II Services Ltd.	Canada
TCFTV Van Services Ltd.	Canada

TCFTV Worldwide Productions, Inc.	United States of America
Telecolombia S.A.	Colombia
The Barn Productions, Inc.	United States of America
The British Movietonews Limited	United Kingdom
The Colony Productions, Inc.	United States of America
The Crying Box Productions Ltd.	Canada
The Fox Interactive Store, Inc.	United States of America
The Fox Store, Inc.	United States of America
The Greenblatt Janollari Studio, Inc.	United States of America
The Test Productions, Inc.	United States of America
The Union Italy s.r.l.	Italy
Three Sticks Productions, Inc.	United States of America
Tomorrow Films Ltd.	Canada
Tournament of Greats, Inc.	United States of America
Transient Films, Inc.	United States of America
Trash Productions, Inc.	United States of America
Triple G Productions Ltd.	Canada
Triple G Productions, Inc.	United States of America
Troublecan Productions Ltd.	Canada
TV DocChannel UK Ltd.	United Kingdom
TVF II Productions, Inc.	United States of America
TVF Productions, Inc.	United States of America
TVM Productions, Inc.	United States of America
TVT License, Inc.	United States of America
Twelve Mile Road Productions, Inc.	United States of America
Twentieth Century Fox BD+, LLC	United States of America
Twentieth Century Fox Canada Limited	Canada
Twentieth Century Fox Chile, Inc.	United States of America
Twentieth Century Fox Distributing Corporation	United States of America
Twentieth Century Fox Film (East) Private Limited	Singapore
Twentieth Century Fox Film (Malaya) Sendirian Berhad	Malaysia
Twentieth Century Fox Film Belge S.A.	Belgium
Twentieth Century Fox Film Company (Export) Limited	United Kingdom
Twentieth Century Fox Film Company Limited	United Kingdom
Twentieth Century Fox Film Corporation	United States of America
Twentieth Century Fox Film Corporation (Australia) Pty Limited	Australia
Twentieth Century Fox Film Corporation, Betriebsgesellschaft fur die Schweiz	Switzerland
Twentieth Century Fox Film de Mexico S.A.	Mexico
Twentieth Century Fox Film Distributors Pty Limited	Australia
Twentieth Century Fox Film Netherlands B.V.	Netherlands
Twentieth Century Fox Films, S.A.	Panama
Twentieth Century Fox France, Inc.	United States of America
Twentieth Century Fox Holding (Mauritius) Limited	Mauritius
Twentieth Century Fox Home Entertainment AB	Sweden
Twentieth Century Fox Home Entertainment Australia Pty Limited	Australia
Twentieth Century Fox Home Entertainment BV	Netherlands
Twentieth Century Fox Home Entertainment Canada Limited	Canada
Twentieth Century Fox Home Entertainment Espana, S.A.	Spain
Twentieth Century Fox Home Entertainment France S.A.	France
Twentieth Century Fox Home Entertainment Germany GmbH	Germany
Twentieth Century Fox Home Entertainment International Corporation	United States of America
Twentieth Century Fox Home Entertainment Italia S.r.l.	Italy
Twentieth Century Fox Home Entertainment Japan K.K.	Japan
Twentieth Century Fox Home Entertainment Latin America, Inc.	Cayman Islands
Twentieth Century Fox Home Entertainment Limited	United Kingdom
Twentieth Century Fox Home Entertainment LLC	United States of America
Twentieth Century Fox Home Entertainment Mexico S.A. de C.V.	Mexico
Twentieth Century Fox Home Entertainment Middle East, Inc.	United States of America
Twentieth Century Fox Home Entertainment South Pacific Pty Limited	Australia
Twentieth Century Fox Import Corporation	United States of America

Twentieth Century Fox Inc., U.S.A.	United States of America
Twentieth Century Fox India, Inc.	United States of America
Twentieth Century Fox Inter-America, Inc.	United States of America
Twentieth Century Fox International Corporation	United States of America
Twentieth Century Fox International Limited	United Kingdom
Twentieth Century Fox International Telecommunications Distribution, Inc.	United States of America
Twentieth Century Fox International Television Distribution, Inc.	United States of America
Twentieth Century Fox International Television, Inc.	United States of America
Twentieth Century Fox International Theatrical Distribution, Inc.	United States of America
Twentieth Century Fox Italy S.p.A. Inc.	Italy
Twentieth Century Fox Italy S.p.A., Inc.	United States of America
Twentieth Century Fox Japan, Inc.	United States of America
Twentieth Century Fox Korea, Inc.	Korea, Republic of
Twentieth Century Fox Latin America Theatrical, Inc.	Cayman Islands
Twentieth Century Fox Licensing & Merchandising Limited	United Kingdom
Twentieth Century Fox Media, Inc.	United States of America
Twentieth Century Fox Merchandise Store, Inc.	United States of America
Twentieth Century Fox Norway AS	Norway
Twentieth Century Fox of Germany GmbH	Germany
Twentieth Century Fox Pakistan, Inc.	United States of America
Twentieth Century Fox Pay Television (Australia) Pty Limited	Australia
Twentieth Century Fox Peruana S.A.	Peru
Twentieth Century Fox Philippines, Inc.	Philippines
Twentieth Century Fox Productions Limited	United Kingdom
Twentieth Century Fox Studio Club	United States of America
Twentieth Century Fox Telecommunications International, Inc.	United States of America
Twentieth Century Fox Television Limited	United Kingdom
Twentieth Century Fox Thailand, Inc.	United States of America
Twentieth Century Fox Titanic Productions, Inc.	United States of America
Twentieth Century Fox Trinidad Limited	Trinidad and Tobago
Twentieth Century Fox Worldwide Productions, Inc.	United States of America
Twentieth Century Fox, Puerto Rico Inc.	United States of America
Twentieth Century Fox, Sweden Aktiebolaget	Sweden
Twentieth Television, Inc.	United States of America
Twenty-First Century Film Corporation	United States of America
Twenty-First Century Fox Corporation	United States of America
Twenty-First Century Fox Film Company Limited	United Kingdom
Twenty-First Century Fox Italy S.r.l.	Italy
Twenty-First Century Fox Mexico, S.A. de C.V.	Mexico
Twenty-First Century Fox Productions, Inc.	United States of America
Twenty-First Century Fox Varieties, Inc.	United States of America
Two Cents Inc.	United States of America
TX Productions, Inc.	United States of America
Under Pilot 07 Productions, Inc.	United States of America
United Entertainment Group, Inc.	United States of America
United Television Sales, Inc.	United States of America
Unmatched Service, Inc.	United States of America
Upstairs Canada Productions Ltd.	Canada
Upstairs US Productions, Inc.	United States of America
US Mobile Holdings, LLC	United States of America
Used Service, Inc.	United States of America
USFlicka Productions, Inc.	United States of America
USLaws, Inc.	United States of America
USSand Productions, Inc.	United States of America
USSun Productions, Inc.	United States of America
UST Productions, Inc.	United States of America
utarget Limited	United Kingdom
Utilisima LLC	United States of America
UTV of Baltimore, Inc.	United States of America
UTV of Orlando, Inc.	United States of America

UTV of San Francisco, Inc.	United States of America
Van Ness Films, Inc.	United States of America
Van Productions Ltd.	Canada
Venue Merchandising, Inc.	United States of America
Verde River Productions, Inc.	United States of America
Very Imaginative Pictures, Inc.	United States of America
Virgin Booty Productions, Inc.	United States of America
Voyage S.A.S.	France
WAGA License, Inc.	United States of America
Watercooler Productions, Inc.	United States of America
WBRC and WGHP Television Corporation	United States of America
WDAF License, Inc.	United States of America
WDAF Television, Inc.	United States of America
Wedron Silica Company	United States of America
Welcome Productions Ltd.	Canada
West End Circle Studios, Inc.	United States of America
Westgate Productions, Inc.	United States of America
WFXT, Inc.	United States of America
WhatIfSports.com, Inc.	United States of America
Wilder s.r.l.	Italy
WJBK License, Inc.	United States of America
Wolf Service, Inc.	United States of America
Wolg Productions, Inc.	United States of America
Wolverine Films Pty Limited	Australia
World War III Productions, Inc.	United States of America
Woz Productions Limited	New Zealand
Wrong Turn Productions, Inc.	United States of America
Wrongturn 3 Productions, Inc.	United States of America
WTC Productions Ltd.	Canada
WWOR-TV, Inc.	United States of America
X-F Productions, Inc.	United States of America
X3Canada Productions Ltd.	Canada
X3US Productions, Inc.	United States of America
XM2 Productions, Inc.	United States of America
XM3 Service, Inc.	United States of America
Zonatel SAFI	Uruguay
NDS GROUP PLC.	United Kingdom
Beijing NDS Information Technology Co., Ltd.	China
CastUp, Inc.	United States of America
CastUP Israel Limited	Israel
Digi-Media Vision Limited	United Kingdom
Jungo Limited	Israel
Jungo Software Technologies, Inc.	United States of America
NDS Americas, Inc.	United States of America
NDS Asia Pacific Limited	Hong Kong
NDS Asia Pacific Pty. Limited	Australia
NDS Denmark ApS	Denmark
NDS Denmark Holdings A/S	Denmark
NDS Finance Limited	United Kingdom
NDS GmbH	Germany
NDS Holdings B.V.	Netherlands
NDS Limited	United Kingdom
NDS Marketing Israel Limited	Israel
NDS Services Pay-TV Technology Private Limited	India
NDS Sweden AB	Sweden
NDS Technologies France SAS	France
NDS Technologies Israel Limited	Israel
News Datacom Limited	United Kingdom
NT Media Limited	United Kingdom

Orbis Technology Limited	United Kingdom
SVPLA LLC	United States of America